Exhibit 16


                                POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 relating to the proposed reorganization of Wayne Hummer Growth Fund, a portfolio of Wayne Hummer Investment Trust, into Federated Kaufmann Fund, a portfolio of Federated Equity Funds, and any amendments to the Registration Statement, including post-effective amendments; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/S/ John F. Donahue                                            December 19, 2005
John F. Donahue                 Chairman and Trustee



/S/ J. Christopher Donahue                                     December 19, 2005
J. Christopher Donahue          President and Trustee
                                (Principal Executive
                                Officer)



/S/ Richard J. Thomas                                          December 19, 2005
Richard J. Thomas               Treasurer
                                (Principal Financial Officer)



/S/ Thomas G. Bigley                                           December 19, 2005
Thomas G. Bigley                Trustee



/S/ John T. Conroy, Jr.                                        December 19, 2005
John T. Conroy, Jr.             Trustee



/S/ Nicholas P. Constantakis                                   December 19, 2005
Nicholas P. Constantakis        Trustee



/S/ John F. Cunningham                                         December 19, 2005
John F. Cunningham              Trustee




Federated Equity Funds - Power of Attorney for Form N-14 Filing
Page 2




/S/ Lawrence D. Ellis, M.D.                                    December 19, 2005
Lawrence D. Ellis, M.D.         Trustee



/S/ Peter E. Madden                                            December 19, 2005
Peter E. Madden                 Trustee



/S/ Charles F. Mansfield, Jr.                                  December 19, 2005
Charles F. Mansfield, Jr.       Trustee



/S/ John E. Murray, Jr.                                        December 19, 2005
John E. Murray, Jr.             Trustee



/S/ Marjorie P. Smuts                                          December 19, 2005
Marjorie P. Smuts               Trustee



/S/ John S. Walsh                                              December 19, 2005
John S. Walsh                   Trustee